UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 10, 2009

BNC Bancorp
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

831 Julian Avenue
Thomasville, North Carolina 27361
(Address of principal executive offices)

Registrant's telephone number, including area code:  (336) 476-9200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On September 10, 2009, the executive officers of BNC Bancorp (NASDAQ: BNCN) are presenting the Company’s business strategies and current financials as of June 30, 2009, at the Rodman & Renshaw Annual Global Investment Conference in New York, New York at 4:05 p.m. EDT.  A live webcast of the presentation will be available at http://wsw.com/webcast/rrshq15/bncn.  A copy of the materials used in the above presentation is being furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.  We have also issued a press release relating to this presentation and are incorporated herein by reference as Exhibit 99.2.

The information contained in this Report, including its exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                      Financial Statements and Exhibits.

The following exhibit is being provided solely for the purposes of providing disclosure pursuant to Item 7.01 – Regulation FD Disclosure.

(99.1)	Presentation materials
(99.2)	Press Release dated September 10, 2009.

Disclosures About Forward Looking Statements

This Report and its exhibits contain statements relating to our financial condition, results of operations, plans, strategies, trends, projections of results of specific activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts. Those statements may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by terms such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue,” or similar terms or the negative of these terms, or other statements concerning opinions or judgments of our management about future events. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission from time to time. Copies of those reports are available directly through

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNC BANCORP

Date: September 10, 2009	By:	/s/ David B. Spencer
David B. Spencer, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

99.1	Presentation materials

99.2	Press Release dated September 10, 2009